Exhibit 99.3

FOURTH QUARTER 2021

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about future effects of COVID-19, the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

4Q 2021 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results

Consolidated Financial Highlights	4

Consolidated Income Statement	5

Consolidated Period-End Balance Sheet	6

Consolidated Average Balance Sheet	7

Segment Detail

Segment Highlights	8

Automotive Finance	9-10

Insurance	11

Mortgage Finance	12

Corporate Finance	13

Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail

Capital	17

Liquidity and Deposits	18

Net Interest Margin	19

Ally Bank Consumer Mortgage HFI Portfolios	20

Earnings Per Share Related Information	21

Adjusted Tangible Book Per Share Related Information	22

Core ROTCE Related Information	23

Adjusted Efficiency Ratio Related Information	24

4Q 2021 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Selected Income Statement Data	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue (excluding Core OID) (1)	$1,663	$1,603	$1,556	$1,382	$1,312	$60	$351	$6,205	$4,739	$1,466

Core OID	(9)	(9)	(9)	(10)	(9)	0	0	(38)	(36)	(2)

Net financing revenue (as reported)	1,654	1,594	1,547	1,372	1,303	60	351	6,167	4,703	1,464

Other revenue (adjusted) (1)	533	507	588	548	567	26	(33)	2,177	1,954	223

Change in fair value of equity securities (2)	21	(65)	19	17	111	86	(90)	(7)	29	(37)

Repositioning (2)	(9)	(52)	(70)	—	—	42	(9)	(131)	0	(131)

Other revenue (as reported)	545	391	538	565	678	154	(133)	2,039	1,983	56

Provision for loan losses	210	76	(32)	(13)	102	134	108	241	1,439	(131)

Total noninterest expense (3)	1,090	1,002	1,075	943	1,023	88	67	4,110	3,833	277

Pre-tax income from continuing operations	899	907	1,042	1,007	856	(8)	43	3,855	1,414	2,441

Income tax expense	241	195	143	211	169	46	72	790	328	462

Income from discontinued operations, net of tax	(6)	—	1	—	—	(6)	(6)	(5)	(1)	(4)

Net Income	$652	$712	$900	$796	$687	$(60)	$(35)	$3,060	$1,085	$1,975

Preferred Dividends	28	29	—	—	—	(1)	28	57	—	57

Net income attributable to common shareholders	$624	$683	$900	$796	$687	$(59)	$(63)	$3,003	$1,085	$1,918

Core Pre-Provision Net Revenue (4)	$1,107	$1,108	$1,070	$987	$856	$(2)	$251	$4,271	$2,909	$1,362

Selected Balance Sheet Data (Period-End)

Total assets	$182,350	$179,184	$180,470	$181,879	$182,165	$3,166	$185

Consumer loans	98,226	95,052	90,649	87,391	89,202	3,174	9,024

Commercial loans	24,042	19,419	21,568	25,685	29,332	4,623	(5,290)

Allowance for loan losses	(3,267)	(3,148)	(3,126)	(3,152)	(3,283)	(119)	16

Deposits	141,558	139,444	139,104	139,585	137,036	2,114	4,522

Total equity	17,050	17,289	17,530	14,625	14,703	(239)	2,347

Common Share Count

Weighted average basic	345,870	359,179	370,412	375,229	376,081	(13,309)	(30,211)	362,583	375,629	(13,047)

Weighted average diluted	348,666	361,855	373,029	377,529	378,424	(13,189)	(29,757)	365,180	377,101	(11,921)

Issued shares outstanding (period-end)	337,941	349,599	362,639	371,805	374,674	(11,658)	(36,734)

Per Common Share Data

Earnings per share (basic)	$1.80	$1.90	$2.43	$2.12	$1.83	$(0.10)	$(0.02)	$8.44	$2.89	$5.55

Earnings per share (diluted)	1.79	1.89	2.41	2.11	1.82	(0.10)	(0.03)	8.22	2.88	5.35

Adjusted earnings per share (1)	2.02	2.16	2.33	2.09	1.60	(0.14)	0.42	8.61	3.03	5.59

Book value per share	43.58	42.81	41.93	39.34	39.24	0.77	4.33

Tangible book value per share (5)	40.79	41.75	40.90	38.32	38.22	(0.96)	2.57

Adjusted tangible book value per share (5)	38.73	39.72	38.83	36.16	36.05	(0.99)	2.67

Select Financial Ratios

Net interest margin (as reported)	3.80%	3.66%	3.55%	3.16%	2.90%			3.54%	2.65%

Net interest margin (ex. Core OID) (1)	3.82%	3.68%	3.57%	3.18%	2.92%			3.56%	2.67%

Cost of funds	1.06%	1.14%	1.27%	1.42%	1.58%			1.22%	2.00%

Cost of funds (ex. Core OID) (1)	1.03%	1.11%	1.23%	1.38%	1.55%			1.19%	1.97%

Efficiency Ratio (6)	49.6%	50.5%	51.6%	48.7%	51.6%			50.1%	57.3%

Adjusted efficiency ratio (6)	44.4%	41.7%	44.5%	44.4%	49.8%			43.7%	50.3%

Return on average assets	1.1%	1.6%	2.0%	1.7%	1.5%			1.1%	0.6%

Return on average total equity	14.5%	15.7%	22.4%	21.7%	19.1%			18.5%	7.7%

Return on average tangible common equity	17.6%	18.6%	24.8%	22.3%	19.6%			20.9%	7.9%

Core ROTCE (7)	22.1%	24.2%	26.7%	24.1%	18.7%			24.3%	9.1%

Capital Ratios (8)

Common Equity Tier 1 (CET1) capital ratio	10.3%	11.2%	11.3%	11.1%	10.6%

Tier 1 capital ratio	11.9%	12.8%	13.1%	12.8%	12.4%

Total capital ratio	13.4%	14.6%	14.8%	14.6%	14.1%

Tier 1 leverage ratio	9.7%	10.0%	10.0%	9.8%	9.4%

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	See page 25 for methodology and detail.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(5)	Represents a non-GAAP financial measure. For more details refer to page 22.
(6)	Represents a non-GAAP financial measure. For more details refer to page 24.
(7)	Represents a non-GAAP financial measure. For more details refer to page 23.
(8)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

4Q 2021 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
($ in millions)	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Financing revenue and other interest income

Interest and fees on finance receivables and loans	$1,679	$1,619	$1,588	$1,582	$1,607	$60	$72	$6,468	$6,581	$(113)

Interest on loans held-for-sale	4	5	4	5	6	(1)	(2)	18	17	1

Total interest and dividends on investment securities	162	150	143	124	130	12	32	579	692	(113)

Interest-bearing cash	2	5	4	4	5	(3)	(3)	15	28	(13)

Other earning assets	5	5	4	7	10	—	(5)	21	44	(23)

Operating leases	403	393	384	370	365	10	38	1,550	1,435	115

Total financing revenue and other interest income	2,255	2,177	2,127	2,092	2,123	78	132	8,651	8,797	(146)

Interest expense

Interest on deposits	226	245	268	306	367	(19)	(141)	1,045	1,952	(907)

Interest on short-term borrowings	—	—	—	1	3	—	(3)	1	42	(41)

Interest on long-term debt	189	191	230	250	274	(2)	(85)	860	1,249	(389)

Interest on other	—	8	—	—	—	(8)	—	8	—	8

Total interest expense	415	444	498	557	644	(29)	(229)	1,914	3,243	(1,329)

Depreciation expense on operating lease assets	186	139	82	163	176	47	10	570	851	(281)

Net financing revenue (as reported)	$1,654	$1,594	$1,547	$1,372	$1,303	$60	$351	$6,167	$4,703	$1,464

Other revenue

Insurance premiums and service revenue earned	280	279	278	280	287	1	(7)	1,117	1,103	14

Gain on mortgage and automotive loans, net	14	18	19	36	75	(4)	(61)	87	110	(23)

Loss on extinguishment of debt	(10)	(52)	(73)	(1)	(52)	42	42	(136)	(102)	(34)

Other gain/loss on investments, net	73	24	65	123	134	49	(61)	285	307	(22)

Other income, net of losses	188	122	249	127	234	66	(46)	686	565	121

Total other revenue	545	391	538	565	678	154	(133)	2,039	1,983	56

Total net revenue	2,199	1,985	2,085	1,937	1,981	214	218	8,206	6,686	1,520

Provision for loan losses	210	76	(32)	(13)	102	134	108	241	1,439	(1,198)

Noninterest expense

Compensation and benefits expense	413	389	446	395	340	24	73	1,643	1,376	267

Insurance losses and loss adjustment expenses	55	69	74	63	62	(14)	(7)	261	363	(102)

Goodwill impairment	—	—	—	—	—	—	—	—	50	(50)

Other operating expenses	622	544	555	485	621	78	1	2,206	2,044	162

Total noninterest expense	1,090	1,002	1,075	943	1,023	88	67	4,110	3,833	277

Pre-tax income from continuing operations	$899	$907	$1,042	$1,007	$856	$(8)	$43	$3,855	$1,414	$2,441

Income tax expense from continuing operations	241	195	143	211	169	46	72	790	328	462

Net income from continuing operations	658	712	899	796	687	(54)	(29)	3,065	1,086	1,979

Income / (Loss) from discontinued operations, net of tax	(6)	—	1	—	—	(6)	(6)	(5)	(1)	(4)

Net income	$652	$712	$900	$796	$687	$(60)	$(35)	$3,060	$1,085	$1,975

Preferred Dividends	28	29	—	—	—	(1)	28	57	—	57

Net Income Available to Common Shareholders	$624	$683	$900	$796	$687	$(59)	$(63)	$3,003	$1,085	$1,918

Core Pre-Tax Income Walk

Net financing revenue (ex. OID) (1)	$1,663	$1,603	$1,556	$1,382	$1,312	$60	$351	$6,205	$4,739	$1,466

Adjusted other revenue (1)	533	507	588	548	567	26	(33)	2,177	1,954	223

Provision for credit losses	113	76	(32)	(13)	102	37	11	144	1,439	(1,295)

Adjusted noninterest expense (1)	1,090	1,002	1,075	943	1,023	88	67	4,110	3,783	327

Core pre-tax income (2)	$994	$1,032	$1,102	$1,000	$754	$(39)	$240	$4,128	$1,470	$2,657

Core OID	(9)	(9)	(9)	(10)	(9)	—	—	(38)	(36)	(2)

Change in the fair value of equity securities (3)	21	(65)	19	17	111	86	(90)	(7)	29	(37)

Repositioning (3)	(107)	(52)	(70)	—	—	(55)	(107)	(228)	(50)	(178)

Pre-tax income from continuing operations	$899	$907	$1,042	$1,007	$856	$(8)	$43	$3,855	$1,414	$2,441

(1)	Represents a non-GAAP financial measure. For more details refer to page 21.
(2)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(3)	See page 25 for methodology and detail.

4Q 2021 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
Assets	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20

Cash and cash equivalents

Noninterest-bearing	$502	$636	$653	$747	$724	$(134)	$(222)

Interest-bearing	4,560	10,279	13,011	15,031	14,897	(5,719)	(10,337)

Total cash and cash equivalents	5,062	10,915	13,664	15,778	15,621	(5,853)	(10,559)

Investment securities (1)	35,859	35,317	36,313	35,711	32,154	542	3,705

Loans held-for-sale, net	549	456	409	630	406	93	143

Finance receivables and loans, net	122,268	114,471	112,217	113,076	118,534	7,797	3,734

Allowance for loan losses	(3,267)	(3,148)	(3,126)	(3,152)	(3,283)	(119)	16

Total finance receivables and loans, net	119,001	111,323	109,091	109,924	115,251	7,678	3,750

Investment in operating leases, net	10,862	10,969	10,715	9,944	9,639	(107)	1,223

Premiums receivables and other insurance assets	2,724	2,752	2,773	2,725	2,679	(28)	45

Other assets	8,293	7,452	7,505	7,167	6,415	841	1,878

Total assets	$182,350	$179,184	$180,470	$181,879	$182,165	$3,166	$185

Liabilities

Deposit liabilities

Noninterest-bearing	$150	$167	$149	$155	$128	$(17)	$22

Interest-bearing	141,408	139,277	138,955	139,430	136,908	2,131	4,500

Total deposit liabilities	141,558	139,444	139,104	139,585	137,036	2,114	4,522

Short-term borrowings	—	—	—	—	2,136	—	(2,136)

Long-term debt	17,029	14,946	16,896	20,503	22,006	2,083	(4,977)

Interest payable	210	422	365	453	412	(212)	(202)

Unearned insurance premiums and service revenue	3,514	3,537	3,536	3,487	3,438	(23)	76

Accrued expense and other liabilities	2,989	3,546	3,039	3,226	2,434	(557)	555

Total liabilities	$165,300	$161,895	$162,940	$167,254	$167,462	$3,405	$(2,162)

Equity

Common stock and paid-in capital (2)	$16,483	$17,050	$17,716	$18,153	$18,350	$(567)	$(1,867)

Preferred stock	2,324	2,324	2,324	—	—	—	2,324

Accumulated deficit	(1,599)	(2,136)	(2,726)	(3,555)	(4,278)	537	2,679

Accumulated other comprehensive income / (loss)	(158)	51	216	27	631	(209)	(789)

Total equity	17,050	17,289	17,530	14,625	14,703	(239)	2,347

Total liabilities and equity	$182,350	$179,184	$180,470	$181,879	$182,165	$3,166	$185

(1)	Includes held-to-maturity securities.
(2)	Includes Treasury stock.

4Q 2021 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Assets	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Interest-bearing cash and cash equivalents	$6,532	$13,055	$16,564	$15,363	$17,758	$(6,523)	$(11,226)	$12,855	$13,985	$(1,130)

Investment securities and other earning assets	36,809	35,193	36,462	34,694	33,107	1,616	3,702	35,793	32,516	3,277

Loans held-for-sale, net	461	464	454	570	635	(3)	(174)	487	399	88

Total finance receivables and loans, net (2)	118,135	112,907	110,961	115,665	117,422	5,228	713	114,420	120,991	(6,571)

Investment in operating leases, net	10,951	10,919	10,355	9,831	9,587	32	1,364	10,518	9,264	1,254

Total interest earning assets	172,888	172,538	174,796	176,123	178,509	350	(5,621)	174,073	177,155	(3,082)

Noninterest-bearing cash and cash equivalents	505	526	494	531	505	(21)	—	514	473	41

Other assets	9,568	9,328	8,978	8,502	8,112	240	1,456	9,098	8,021	1,077

Allowance for loan losses	(3,168)	(3,152)	(3,172)	(3,280)	(3,363)	(16)	195	(3,193)	(3,149)	(44)

Total assets	$179,793	$179,240	$181,096	$181,876	$183,763	$553	$(3,970)	$180,491	$182,501	$(2,010)

Liabilities

Interest-bearing deposit liabilities

Retail deposit liabilities	$132,706	$130,414	$128,787	$125,715	$122,166	$2,292	$10,540	$129,427	$114,062	$15,365

Other interest-bearing deposit liabilities (3)	7,172	8,670	10,446	11,851	13,327	(1,498)	(6,155)	9,520	15,030	(5,510)

Total Interest-bearing deposit liabilities	139,878	139,084	139,233	137,566	135,493	794	4,385	138,947	129,092	9,855

Short-term borrowings	—	—	—	814	2,350	—	(2,350)	201	3,721	(3,520)

Long-term debt (4)	15,493	15,487	18,411	21,173	24,103	6	(8,610)	17,620	29,058	(11,438)

Total interest-bearing liabilities (4)	155,371	154,571	157,644	159,553	161,946	800	(6,575)	156,768	161,871	(5,103)

Noninterest-bearing deposit liabilities	165	160	149	152	149	5	16	157	146	11

Other liabilities	6,731	6,852	6,802	7,038	6,819	(121)	(88)	6,855	6,195	660

Total liabilities	$162,267	$161,583	$164,595	$166,743	$168,914	$684	$(6,647)	$163,780	$168,212	$(4,432)

Equity

Total equity	$17,526	$17,657	$16,501	$15,133	$14,849	$(131)	$2,677	$16,711	$14,289	$2,422

Total liabilities and equity	$179,793	$179,240	$181,096	$181,876	$183,763	$553	$(3,970)	$180,491	$182,501	$(2,010)

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits (inclusive of mortgage escrow, and other deposits).
(4)	Includes average Core OID balance of $889 million in 4Q 2021, $905 million in 3Q 2021, $989 million in 2Q 2021, $1,023 million in 1Q 2021, and $1,032 million in 4Q 2020.

4Q 2021 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Pre-tax Income / (Loss)	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Automotive Finance	$839	$825	$917	$803	$563	$14	$276	$3,384	$1,285	$2,099

Insurance	91	24	87	141	183	67	(92)	343	284	59

Dealer Financial Services	930	849	1,004	944	746	81	184	3,727	1,569	2,158

Corporate Finance	73	61	95	53	64	12	9	282	88	194

Mortgage Finance	3	6	—	23	7	(3)	(4)	32	53	(21)

Corporate and Other (1)	(107)	(9)	(57)	(13)	39	(98)	(146)	(186)	(296)	110

Pre-tax income from continuing operations	$899	$907	$1,042	$1,007	$856	$(8)	$43	$3,855	$1,414	$2,441

Core OID (2)	9	9	9	10	9	—	—	38	36	2

Change in the fair value of equity securities (3)	(21)	65	(19)	(17)	(111)	(86)	90	7	(29)	37

Repositioning (4)	107	52	70	—	—	55	107	228	50	178

Core pre-tax income (4)	$994	$1,032	$1,102	$1,000	$754	$(39)	$240	$4,128	$1,470	$2,657

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio..

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	See page 25 for methodology and detail.
(4)	Represents a non-GAAP measure. See page 25 for methodology and detail.

4Q 2021 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue

Consumer	$1,339	$1,320	$1,288	$1,251	$1,261	$19	$78	$5,198	$4,931	$267

Commercial	116	112	125	161	163	4	(47)	514	833	(319)

Operating leases	403	393	384	370	365	10	38	1,550	1,435	115

Other interest income	—	—	—	—	1	—	(1)	—	5	(5)

Total financing revenue and other interest income	1,858	1,825	1,797	1,782	1,790	33	68	7,262	7,204	58

Interest expense	331	357	382	413	461	(26)	(130)	1,483	2,069	(586)

Depreciation expense on operating lease assets:

Depreciation expense on operating lease assets (ex. remarketing)	251	226	210	226	242	25	10	914	978	(64)

Remarketing gains / (losses)	65	86	128	64	66	(21)	(—)	344	127	217

Total depreciation expense on operating lease assets	186	139	82	163	176	47	10	570	851	(281)

Net financing revenue	1,341	1,329	1,333	1,206	1,153	12	188	5,209	4,284	925

Other revenue

Total other revenue	67	61	61	62	56	6	11	251	204	47

Total net revenue	1,408	1,390	1,394	1,268	1,209	18	199	5,460	4,488	972

Provision for credit losses	45	53	(23)	(22)	86	(8)	(41)	53	1,236	(1,183)

Noninterest expense

Compensation and benefits	146	136	144	145	134	10	12	571	549	22

Other operating expenses	378	376	356	342	426	2	(48)	1,452	1,418	34

Total noninterest expense	524	512	500	487	560	12	(36)	2,023	1,967	56

Pre-tax Income	$839	$825	$917	$803	$563	$14	$276	$3,384	$1,285	$2,099

Memo: Net lease revenue

Operating lease revenue	$403	$393	$384	$370	$365	$10	$38	$1,550	$1,435	$115

Depreciation expense on operating lease assets (ex. remarketing)	251	226	210	226	242	25	10	914	978	(64)

Remarketing gains (losses), net of repo valuation	65	86	128	64	66	(21)	—	344	127	217

Total depreciation expense on operating lease assets	186	139	82	163	176	47	10	570	851	(281)

Net lease revenue	$217	$254	$302	$207	$189	$(37)	$28	$980	$584	$396

Balance Sheet (Period-End)

Cash, trading and investment securities	$23	$23	$23	$23	$23	$—	$—

Consumer loans	78,289	77,683	75,827	73,826	73,443	606	4,846

Commercial loans	16,074	12,587	15,219	19,208	23,141	3,487	(7,067)

Allowance for loan losses	(2,802)	(2,851)	(2,848)	(2,867)	(2,986)	49	184

Total finance receivables and loans, net	91,561	87,419	88,198	90,167	93,598	4,142	(2,037)

Investment in operating leases, net	10,862	10,969	10,715	9,944	9,639	(107)	1,223

Other assets	1,207	1,206	1,226	1,432	1,534	1	(327)

Total assets	$103,653	$99,617	$100,162	$101,566	$104,794	$4,036	$(1,141)

4Q 2021 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

U.S. Consumer Originations (1) ($ in billions)

Retail standard - new vehicle GM	$0.8	$0.9	$1.2	$1.0	$1.1	$(0.1)	$(0.3)	$3.9	$3.8	$0.1

Retail standard - new vehicle Stellantis	1.0	1.1	1.2	1.0	1.0	—	0.1	4.2	3.4	0.8

Retail standard - new vehicle Growth	1.0	1.2	1.5	1.1	1.1	(0.1)	(0.1)	4.8	3.9	0.9

Used vehicle	7.0	7.8	7.3	5.7	4.7	(0.8)	2.3	27.7	19.3	8.4

Lease	0.9	1.3	1.8	1.4	1.2	(0.3)	(0.2)	5.4	4.6	0.8

Retail subvented	0.1	0.1	0.0	0.0	0.0	0.0	0.0	0.2	0.1	0.1

Total originations	$10.9	$12.3	$12.9	$10.2	$9.1	$(1.4)	$1.8	$46.3	$35.1	$11.1

U.S. Consumer Originations - FICO Score

Super Prime (740+)	$2.2	$2.6	$2.8	$2.2	$2.1	$(0.4)	$0.1	$9.7	$8.1	$1.6

Prime (660-739)	4.3	4.9	5.1	4.2	3.7	(0.6)	0.6	18.5	13.8	4.7

Prime/Near (620-659)	2.6	3.0	3.1	2.3	2.0	(0.4)	0.7	11.1	7.5	3.6

Non Prime (540-619)	1.0	1.0	1.0	0.8	0.6	(0.1)	0.3	3.8	3.0	0.8

Sub Prime (0-539)	0.1	0.1	0.1	0.1	0.1	—	—	0.5	0.5	—

No FICO (Primarily CSG) [2]	0.7	0.7	0.7	0.6	0.6	0.1	0.1	2.7	2.2	0.5

Total originations	$10.9	$12.3	$12.9	$10.2	$9.1	$(1.4)	$1.8	$46.3	$35.1	$11.1

U.S. Consumer Retail Originations - Average FICO

New vehicle	697	694	691	693	698	2	(2)	693	698	(4)

Used vehicle	679	679	678	681	684	(1)	(6)	679	682	(3)

Total retail originations	684	683	682	685	690	—	(6)	683	687	(4)

U.S. Market

Light vehicle sales (SAAR - units in millions)	12.8	13.3	16.9	16.8	16.2	(0.6)	(3.4)	15.0	14.5	0.5

Light vehicle sales (quarterly - units in millions)	3.2	3.4	4.4	3.9	4.2	(0.1)	(0.9)	14.9	14.5	0.4

Dealer Engagement

Total Active Dealers[3]	21,076	20,353	19,650	18,986	18,716	723	2,360	21,076	18,716	2,360

Total Application Volume (000s)	2,933	3,258	3,529	3,286	2,805	(326)	128	13,006	12,131	875

Ally U.S. Commercial Outstandings EOP ($ in billions)

Floorplan outstandings	$11.1	$7.6	$10.0	$13.5	$17.3	$3.5	$(6.1)

Dealer loans and other	4.9	5.0	5.2	5.7	5.9	0.0	(0.9)

Total Commercial outstandings	$16.1	$12.6	$15.2	$19.2	$23.1	$3.5	$(7.1)

U.S. Off-Lease Remarketing

Off-lease vehicles terminated - on-balance sheet (# in units)	27,977	34,475	34,768	30,488	30,480	(6,498)	(2,503)	127,708	106,601	21,107

Average gain / (loss) per vehicle	$2,339	$2,495	$3,684	$2,114	$2,150	$(156)	$189	$2,693	$1,193	$1,500

Total gain / (loss) ($ in millions)	$65	$86	$128	$64	$66	$(21)	$(0)	$344	$127	$217

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2) Commercial Services Group (CSG) are business customers. Average annualized credit losses of 35-40 bps on CSG loans from 2016 through 2021

(3) Active Dealers include those who utilize one or more of Ally’s products including consumer and commercial lending, SmartAuction or Commercial Services Group

4Q 2021 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
Income Statement (GAAP View)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue

Total interest and fees on finance receivables and loans(1)	$4	$3	$3	$4	$1	$1	$3	$14	$1	$13

Interest and dividends on investment securities	26	25	26	25	26	1	—	102	107	(5)

Interest bearing cash	—	1	—	—	1	(1)	(1)	1	14	(13)

Total financing revenue and other interest revenue	30	29	29	29	28	1	2	117	122	(5)

Interest expense	15	15	14	14	20	—	(5)	58	80	(22)

Net financing revenue	15	14	15	15	8	1	7	59	42	17

Other revenue

Insurance premiums and service revenue earned	280	279	278	280	287	1	(7)	1,117	1,103	14

Other gain / (loss) on investments, net	56	1	61	98	131	55	(75)	216	220	(4)

Other income, net of losses	3	3	5	1	3	—	—	12	11	1

Total other revenue	339	283	344	379	421	56	(82)	1,345	1,334	11

Total net revenue	354	297	359	394	429	57	(75)	1,404	1,376	28

Noninterest expense

Compensation and benefits expense	23	23	24	22	20	—	3	92	82	10

Insurance losses and loss adjustment expenses	55	69	74	63	62	(14)	(7)	261	363	(102)

Other operating expenses	185	181	174	168	164	4	21	708	647	61

Total noninterest expense	263	273	272	253	246	(10)	17	1,061	1,092	(31)

Pre-tax Income	$91	$24	$87	$141	$183	$67	$(92)	$343	$284	$59

Memo: Income Statement (Managerial View)

Insurance premiums and other income

Insurance premiums and service revenue earned	$280	$279	$278	$280	$287	$1	$(7)	$1,117	$1,103	$14

Investment income (adjusted) (2)	47	80	56	102	28	(33)	19	285	231	53

Other income	3	3	5	1	3	—	—	12	11	1

Total insurance premiums and other income	330	362	339	383	318	(32)	12	1,414	1,345	68

Expense

Insurance losses and loss adjustment expenses	55	69	74	63	62	(14)	(7)	261	363	(102)

Acquisition and underwriting expenses

Compensation and benefit expense	23	23	24	22	20	—	3	92	82	10

Insurance commission expense	147	142	138	136	133	4	14	563	516	47

Other expense	38	39	36	32	31	(0)	7	145	131	14

Total acquistion and underwriting expense	208	204	198	190	184	4	24	800	729	71

Total expense	263	273	272	253	246	(10)	17	1,061	1,092	(31)

Core pre-tax income (2)	67	89	67	130	72	(22)	(5)	353	253	99

Change in the fair value of equity securities (2)	24	(65)	20	11	111	89	(87)	(10)	31	(40)

Income before income tax expense	$91	$24	$87	$141	$183	$67	$(92)	$343	$284	$59

Balance Sheet (Period-End)

Cash and investment securities	$5,530	$5,503	$5,738	$5,706	$5,421	$27	$109

Intercompany loans(1)	923	898	697	591	830	25	93

Premiums receivable and other insurance assets	2,735	2,761	2,782	2,738	2,693	(26)	42

Other assets	193	192	177	186	193	1	—

Total assets	$9,381	$9,354	$9,394	$9,221	$9,137	$27	$244

Key Statistics

Total written premiums and revenue (3)	$268	$295	$301	$333	$312	$(27)	$(44)	$1,197	$1,229	$(32)

Loss ratio (4)	19.5%	24.4%	26.3%	22.4%	21.6%			23.1%	32.6%

Underwriting expense ratio (5)	73.4%	72.0%	70.4%	67.1%	6 3.5%			70.7%	65.4%

Combined ratio	92.9%	96.4%	96.7%	89.5%	85.1%			93.9%	98.0%

(1)	Intercompany activity represents excess liquidity placed with corporate segment (2)Represents a non-GAAP financial measure. See page 25 for methodology and detail.
(3)	Written premiums are net of ceded premium for reinsurance.
(4)	Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(5)	Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.

4Q 2021 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue

Total financing revenue and other interest income	$119	$106	$89	$93	$101	$13	$18	$407	$487	$(80)

Interest expense	77	70	66	70	81	7	(4)	283	369	(86)

Net financing revenue	42	36	23	23	20	6	22	124	118	6

Gain on mortgage loans, net	14	18	19	36	33	(4)	(19)	87	93	(6)

Other income, net of losses	(1)	1	3	4	4	(2)	(5)	7	9	(2)

Total other revenue	13	19	22	40	37	(6)	(24)	94	102	(8)

Total net revenue	55	55	45	63	57	—	(2)	218	220	(2)

Provision for loan losses	1	2	—	(4)	3	(1)	(2)	(1)	7	(8)

Noninterest expense

Compensation and benefits expense	6	5	5	6	5	1	1	22	22	—

Other operating expense	45	42	40	38	42	3	3	165	138	27

Total noninterest expense	51	47	45	44	47	4	4	187	160	27

Pre-tax Income	$3	$6	$—	$23	$7	$(3)	$(4)	$32	$53	$(21)

Balance Sheet (Period-End)

Finance receivables and loans, net:

Consumer loans	$17,644	$16,059	$13,629	$12,445	$14,632	$1,585	$3,012

Allowance for loan losses	(19)	(17)	(15)	(16)	(21)	(2)	2

Total finance receivables and loans, net	17,625	16,042	13,614	12,429	14,611	1,583	3,014

Other assets	222	286	251	494	278	(64)	(56)

Total assets	$17,847	$16,328	$13,865	$12,923	$14,889	$1,519	$2,958

4Q 2021 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue

Total financing revenue and other interest income	$93	$86	$86	$80	$89	$7	$4	$345	$360	$(15)

Interest expense	10	9	9	9	10	1	—	37	61	(24)

Net financing revenue	83	77	77	71	79	6	4	308	299	9

Total other revenue	53	16	33	26	17	37	36	128	45	83

Total net revenue	136	93	110	97	96	43	40	436	344	92

Provision for loan losses	33	5	(13)	13	9	28	24	38	149	(111)

Noninterest expense

Compensation and benefits expense	18	15	17	20	14	3	4	70	62	8

Other operating expense	12	12	11	11	9	—	3	46	45	1

Total noninterest expense	30	27	28	31	23	3	7	116	107	9

Pre-tax Income	$73	$61	$95	$53	$64	$12	$9	$282	$88	$194

Change in the fair value of equity securities (1)	2	(1)	1	(5)	(1)	3	2	(4)	1	(5)

Core pre-tax income (2)	75	60	96	48	63	15	11	278	89	189

Balance Sheet (Period-End)

Equity securities	$11	$14	$12	$14	$7	$(3)	$4

Loans held for sale	305	215	184	229	205	90	100

Commercial loans	7,770	6,609	6,157	6,285	6,006	1,161	1,764

Allowance for loan losses	(215)	(183)	(178)	(187)	(189)	(32)	(26)

Total finance receivables and loans, net	7,555	6,426	5,979	6,098	5,817	1,129	1,738

Other assets	79	74	71	80	79	5	—

Total assets	$7,950	$6,729	$6,246	$6,421	$6,108	$1,221	$1,842

(1)	See page 25 for methodology and detail.
(2)	Represents a non-GAAP financial measure.See page 25 for methodology and detail.

4Q 2021 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Income Statement	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Net financing revenue

Total financing revenue and other interest income	$155	$131	$126	$108	$115	$24	$40	$520	$624	$(104)

Interest expense	(18)	(7)	27	51	72	(11)	(90)	53	664	(611)

Net financing revenue / (loss)	173	138	99	57	43	35	130	467	(40)	507

Other revenue

Loss on extinguishment of debt	(10)	(52)	(73)	(1)	(52)	42	42	(136)	(102)	(34)

Other gain on investments, net	17	22	5	20	1	(5)	16	64	88	(24)

Gain/(loss) on mortgage and automotive loans, net	—	—	—	—	42	—	(42)	—	17	(17)

Other income, net of losses (1)	66	42	146	39	156	24	(90)	293	295	(2)

Total other revenue	73	12	78	58	147	61	(74)	221	298	(77)

Total net revenue	246	150	177	115	190	96	56	688	258	430

Provision for loan losses	131	16	4	—	4	115	127	151	47	104

Noninterest expense

Compensation and benefits expense	220	210	256	202	167	10	53	888	661	227

Goodwill impairment	—	—	—	—	—	—	—	—	50	(50)

Other operating expense (2)	2	(67)	(26)	(74)	(20)	69	22	(165)	(204)	39

Total noninterest expense	222	143	230	128	147	79	75	723	507	216

Pre-tax (loss) income	$(107)	$(9)	$(57)	$(13)	$39	$(98)	$(146)	$(186)	$(296)	$110

Change in the fair value of equity securities (3)	1	1	(1)	—	—	—	1	1	—	1

Core OID (4)	9	9	9	10	9	—	—	38	36	2

Repositioning (3)	107	52	70	—	—	55	107	228	50	178

Core pre-tax income / (loss) (4)	$10	$52	$21	$(3)	$48	$(42)	$(38)	$81	$(210)	$291

Balance Sheet (Period-End)

Cash, trading and investment securities	$35,357	$40,692	$44,204	$45,746	$42,324	$(5,335)	$(6,967)

Loans held-for-sale	164	139	128	117	110	25	54

Consumer loans	2,293	1,310	1,193	1,120	1,127	983	1,166

Commercial loans	198	223	192	192	185	(25)	13

Intercompany loans(5)	(923)	(898)	(697)	(591)	(830)	(25)	(93)

Allowance for loan losses	(231)	(97)	(85)	(82)	(87)	(134)	(144)

Total finance receivables and loans, net	1,337	538	603	639	395	799	942

Other assets	6,661	5,787	5,868	5,246	4,408	874	2,253

Total assets	$43,519	$47,156	$50,803	$51,748	$47,237	$ (3,637)	$ (3,718)

Core OID Amortization Schedule (4)	2022	2023	2024	2025	2026 & After

Remaining Core OID amortization expense (6)	$42	$49	$57	$66	Avg = $113/yr

(1) Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the legacy mortgage portfolio, Ally Invest activity, and Ally Lending activity.

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $294 million for 4Q21, $290 million for 3Q21, $268 million for 2Q21, $257 million for 1Q21, and $254 million for 4Q20. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) See page 25 for methodology and detail..

(4) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(5) Intercompany loan related to activity between Insurance and Corporate for liquidity purposes.

(6) Forecast values reflect the completion of a three-part exercise to retire a total of $2.6B trust preferred securities.

4Q 2021 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Asset Quality - Consolidated (1)	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Ending loan balance	$122,261	$114,463	$112,209	$113,068	$118,526	$7,798	$3,735

30+ Accruing DPD	$1,793	$1,591	$1,291	$1,122	$1,914	$202	$(121)

30+ Accruing DPD %	1.47%	1.39%	1.15%	0.99%	1.61%

60+ Accruing DPD	$401	$308	$247	$244	$438	$93	$(37)

60+ Accruing DPD %	0.33%	0.27%	0.22%	0.22%	0.37%

Non-performing loans (NPLs)	$1,436	$1,285	$1,283	$1,439	$1,522	$151	$(86)

Net charge-offs (NCOs)	$103	$54	$(6)	$118	$198	$49	$(95)	$269	$764	$(495)

Net charge-off rate (2)	0.35%	0.19%	(0.02)%	0.41%	0.67%			0.23%	0.63%

Provision for loan losses	$210	$76	$(32)	$(13)	$102	$134	$108	$241	$1,439	$(1,198)

Allowance for loan losses (ALLL)	$3,267	$3,148	$3,126	$3,152	$3,283	$119	$(16)

ALLL as % of Loans (3) (4)	2.67%	2.75%	2.79%	2.79%	2.78%

ALLL as % of NPLs (3)	227%	245%	244%	219%	216%

ALLL as % of NCOs (3)	792%	1448%	n/m	667%	414%

US Auto Delinquencies - HFI Retail Contract $‘s

30+ Delinquent contract $	$1,677	$1,427	$1,218	$1,059	$1,834	$250	$(157)

% of retail contract $ outstanding	2.14%	1.83%	1.60%	1.43%	2.49%

60+ Delinquent contract $	$378	$298	$241	$233	$428	$80	$(50)

% of retail contract $ outstanding	0.48%	0.38%	0.32%	0.32%	0.58%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s

Net charge-offs	$94	$51	$(5)	$97	$186	$43	$(92)	$237	$702	$(465)

% of avg. HFI assets (2)	0.48%	0.27%	(0.03)%	0.53%	1.01%			0.31%	0.96%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s

Net charge-offs	$(0)	$(0)	$—	$—	$7	$—	$(7)	$—	$14	$(14)

% of avg. HFI assets (2)	(0.01)%	(0.01)%	—%	—%	0.12%			—%	0.05%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes ($37) million of fair value adjustment for loans in hedge accounting relationships in 4Q21, $78 million in 3Q21, $124 million in 2Q21, $173 million in 1Q21 and $225 million in 4Q20.

4Q 2021 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.

Consumer	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20
Allowance for loan losses	$2,769	$2,810	$2,802	$2,809	$2,902	$(41)	$(133)

Total consumer loans (2)	$78,252	$77,761	$75,951	$73,998	$73,668	$491	$4,584

Coverage ratio (3)	3.54%	3.62%	3.70%	3.80%	3.95%

Commercial

Allowance for loan losses	$33	$41	$46	$58	$84	$(8)	$(51)

Total commercial loans	$16,074	$12,587	$15,219	$19,208	$23,141	$3,487	$(7,067)

Coverage ratio	0.21%	0.32%	0.30%	0.30%	0.36%

Mortgage (1)

Consumer

Mortgage Finance

Allowance for loan losses	$19	$17	$15	$16	$21	$2	$(2)

Total consumer loans	$17,644	$16,059	$13,629	$12,445	$14,632	$1,585	$3,012

Coverage ratio	0.11%	0.11%	0.11%	0.13%	0.15%

Mortgage - Legacy

Allowance for loan losses	$8	$8	$9	$10	$12	$—	$(4)

Total consumer loans	$368	$396	$429	$458	$495	$(28)	$(127)

Coverage ratio	2.05%	2.04%	2.16%	2.19%	2.40%

Total Mortgage

Allowance for loan losses	$27	$25	$24	$26	$33	$2	$(6)

Total consumer loans	$18,012	$16,455	$14,058	$12,903	$15,127	$1,557	$2,885

Coverage ratio	0.15%	0.15%	0.18%	0.20%	0.22%

Consumer Other - Ally Lending (1) (4)

Allowance for loan losses	$102	$86	$72	$69	$73	$16	$29

Total consumer loans	$1,002	$828	$632	$482	$399	$174	$603

Coverage ratio	10.20%	10.34%	11.39%	14.33%	18.38%

Consumer Other - Fair Square (1) (5)

Allowance for loan losses	$119	—	—	—	—	$119	$119

Total consumer loans	$953	—	—	—	—	$953	$953

Coverage ratio	12.44%	—	—	—	—

Corporate Finance (1)

Allowance for loan losses	$215	$183	$178	$187	$189	$32	$26

Total commercial loans	$7,770	$6,609	$6,157	$6,285	$6,006	$1,161	$1,764

Coverage ratio	2.77%	2.78%	2.90%	2.98%	3.14%

Corporate and Other (1)

Allowance for loan losses	$2	$3	$4	$3	$2	$(1)	$—

Total commercial loans	$198	$223	$192	$192	$185	$(25)	$13

Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes ($37) million of fair value adjustment for loans in hedge accounting relationships in 4Q21, $78 million in 3Q21, $124 million in 2Q21, $173 million in 1Q21 and $225 million in 4Q20.

(3) Excludes ($37) million of fair value adjustment for loans in hedge accounting relationships in 4Q21, $78 million in 3Q21, $124 million in 2Q21, $173 million in 1Q21 and $225 million in 4Q20.

(4) Represents Health Credit Services (HCS) which Ally acquired in 4Q19 (now Ally Lending).

(5) Credit card lending portfolio

4Q 2021 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)	QUARTERLY TRENDS					CHANGE VS.

Capital	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20

Risk-weighted assets	$146.7	$140.0	$138.8	$138.8	$139.8	$6.7	$6.9

Common Equity Tier 1 (CET1) capital ratio	10.3%	11.2%	11.3%	11.1%	10.6%

Tier 1 capital ratio	11.9%	12.8%	13.1%	12.8%	12.4%

Total capital ratio	13.4%	14.6%	14.8%	14.6%	14.1%

Tangible common equity / Tangible assets (1)(2)	7.6%	8.2%	8.2%	7.8%	7.9%

Tangible common equity / Risk-weighted assets (1)	9.4%	10.4%	10.7%	10.3%	10.2%

Shareholders’ equity	$17.1	$17.3	$17.5	$14.6	$14.7	$(0.2)	$2.4

add: CECL phase-in adjustment	1.2	1.2	1.1	1.2	1.2	—	—

less: Certain AOCI items and other adjustments	(0.8)	(0.5)	(0.6)	(0.4)	(1.0)	(0.3)	0.2

Preferred equity	(2.3)	(2.3)	(2.3)	—	—	—	(2.3)

Common Equity Tier 1 capital	$15.1	$15.7	$15.7	$15.4	$14.9	$(0.6)	$0.2

Common Equity Tier 1 capital	$15.1	$15.7	$15.7	$15.4	$14.9	$(0.6)	$0.2

add: Preferred equity	2.3	2.3	2.3	—	—	—	2.3

Trust preferred securities	—	—	0.2	2.5	2.5	—	(2.5)

less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$17.4	$17.9	$18.2	$17.8	$17.3	$(0.5)	$0.1

Tier 1 capital	$17.4	$17.9	$18.2	$17.8	$17.3	$(0.5)	$0.1

add: Qualifying subordinated debt	0.6	0.8	0.8	0.8	0.8	(0.2)	(0.2)

Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.7	1.6	1.6	1.6	1.7	0.1	—

Total capital	$19.7	$20.4	$20.6	$20.2	$19.8	$(0.7)	$(0.1)

Total shareholders’ equity	$17.1	$17.3	$17.5	$14.6	$14.7	$(0.2)	$2.4

less: Preferred equity	(2.3)	(2.3)	(2.3)	—	—	—	(2.3)

Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)	(0.5)

Tangible common equity (1)	$13.8	$14.6	$14.8	$14.2	$14.3	$(0.8)	$(0.5)

Total assets	$182.4	$179.2	$180.5	$181.9	$182.2	$3.2	$0.2

less: Goodwill and intangible assets, net of deferred tax liabilities	(0.9)	(0.4)	(0.4)	(0.4)	(0.4)	(0.5)	(0.5)

Tangible assets (2)	$181.4	$178.8	$180.1	$181.5	$181.8	$2.6	$(0.4)

Note: Numbers may not foot due to rounding

(1)	Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2)	Represents a non-GAAP financial measure. Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 25.

4Q 2021 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
Consolidated Available Liquidity ($ in billions)	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20

Liquid cash and cash equivalents (1)	$4.4	$10.1	$13.0	$15.2	$14.9	$(5.7)	$(10.5)

Highly liquid securities (2)	26.8	26.7	28.4	28.0	24.8	0.1	2.0

Current committed unused capacity	—	0.1	0.2	0.4	0.6	(0.1)	(0.6)

Total current available liquidity	$31.2	$36.9	$41.6	$43.6	$40.3	$(5.7)	$(9.1)

Unsecured Long-Term Debt Maturity Profile	2022	2023	2024	2025	2026	2027 & After

Consolidated remaining maturities (3)	$1.1	$2.0	$1.5	$2.3	$—	$3.1

Ally Bank Deposits

Key Deposit Statistics

Average retail CD maturity (months)	20.3	20.2	20.1	20.0	19.7	0.1	0.6

Average retail deposit rate	0.61%	0.64%	0.69%	0.81%	0.97%

End of Period Deposit Levels ($ in millions)

Retail	$134,672	$131,590	$129,222	$128,371	$124,357	$3,082	$10,315

Brokered & other	6,886	7,854	9,882	11,215	12,680	(968)	(5,794)

Total deposits	$141,558	$139,445	$139,104	$139,585	$137,036	$2,113	$4,521

Deposit Mix

Retail CD	26%	27%	28%	30%	33%

MMA/OSA/Checking	70%	67%	65%	62%	58%

Brokered	5%	6%	7%	8%	9%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(2)	Includes unencumbered UST, Agency debt, Agency MBS, and highly liquid Corporates

(3)	Excludes retail notes and trust preferred securities; as of 12/31/2021. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

4Q 2021 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Average Balance Details	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Retail Auto Loans	$77,979	$76,557	$74,662	$73,500	$73,401	$1,422	$4,578	$75,689	$72,805	$2,884

Auto Lease (net of dep)	10,951	10,919	10,355	9,831	9,587	32	1,364	10,518	9,264	1,254

Dealer Floorplan	9,539	8,849	10,825	15,612	16,573	689	(7,034)	11,183	19,308	(8,125)

Other Dealer Loans	4,829	5,038	5,507	5,729	5,844	(209)	(1,015)	5,273	5,740	(467)

Corporate Finance	7,147	6,735	6,383	6,338	6,203	412	946	6,653	6,265	388

Mortgage(1)	17,533	15,125	13,179	14,310	15,445	2,408	2,088	15,046	16,812	(1,766)

Consumer Other - Ally Lending(2)	923	728	537	444	366	195	557	660	275	385

Consumer Other - Fair Square (3)	309	—	—	—	—	309	309	78	—	78

Cash and Cash Equivalents	6,532	13,055	16,564	15,363	17,758	(6,524)	(11,226)	12,855	13,985	(1,130)

Investment Securities and Other	37,146	35,532	36,784	34,996	33,331	1,614	3,815	36,118	32,976	3,142

Total Earning Assets	$172,888	$172,538	$174,796	$176,123	$178,509	$350	$(5,621)	$174,073	$177,155	$(3,082)
Interest Revenue	2,069	2,038	2,044	1,929	1,947	31	122	8,081	7,946	135

Unsecured Debt (ex. Core OID balance) (4)(7)	$10,061	$9,787	$11,737	$12,910	$12,735	$274	$(2,674)	$11,113	$12,216	$(1,103)

Secured Debt	1,331	1,675	2,618	3,793	5,289	(344)	(3,958)	2,346	7,181	(4,835)

Deposits (5)	140,043	139,244	139,382	137,718	135,642	799	4,401	139,104	129,238	9,866

Other Borrowings (6)	4,990	4,929	5,044	6,307	9,462	61	(4,471)	5,313	14,426	(9,113)

Total Funding Sources (ex. Core OID balance) (4)	$156,425	$155,635	$158,781	$160,728	$163,128	$790	$(6,703)	$157,876	$163,061	$(5,185)

Interest Expense (ex. Core OID) (4)	406	435	488	547	636	(28)	(230)	1,876	3,207	(1,331)

Net Financing Revenue (ex. Core OID) (4)	$1,663	$1,603	$1,556	$1,382	$1,312	$60	$351	$6,205	$4,739	$1,466

Net Interest Margin (yield details)

Retail Auto Loan	6.61%	6.62%	6.70%	6.66%	6.57%	(0.01)%	0.04%	6.65%	6.54%	0.11%

Retail Auto Loan (excl. hedge impact)	6.81%	6.84%	6.92%	6.90%	6.83%	(0.03)%	(0.02)%	6.87%	6.77%	0.10%

Auto Lease (net of dep)	7.88%	9.21%	11.67%	8.57%	7.82%	(1.33)%	0.06%	9.32%	6.30%	3.02%

Dealer Floorplan	2.98%	3.18%	3.31%	3.17%	3.07%	(0.21)%	(0.09)%	3.17%	3.44%	(0.27)%

Other Dealer Loans	4.10%	4.16%	4.18%	4.36%	4.11%	(0.07)%	(0.01)%	4.21%	4.21%	—%

Corporate Finance	5.15%	5.12%	5.37%	5.14%	5.69%	0.02%	(0.54)%	5.19%	5.74%	(0.55)%

Mortgage	2.77%	2.83%	2.80%	2.74%	2.74%	(0.06)%	0.03%	2.79%	3.09%	(0.30)%

Consumer Other - Ally Lending(2)	12.89%	13.86%	14.44%	14.95%	16.68%	(0.97)%	(3.79)%	13.82%	15.80%	(1.98)%

Consumer Other - Fair Square (3)	18.11%	—%	—%	—%	—%	18.11%	18.11%	18.11%	—%	18.11%

Cash and Cash Equivalents	0.14%	0.14%	0.10%	0.10%	0.10%	—%	0.04%	0.12%	0.20%	(0.08)%

Investment Securities and Other	1.81%	1.76%	1.63%	1.55%	1.70%	0.05%	0.11%	1.60%	2.38%	(0.78)%

Total Earning Assets	4.75%	4.68%	4.69%	4.44%	4.34%	0.07%	0.41%	4.64%	4.49%	0.15%

Unsecured Debt (ex. Core OID & Core OID balance) (4)(7)	5.02%	5.19%	5.33%	5.42%	5.45%	(0.17)%	(0.43)%	5.25%	5.89%	(0.64)%

Secured Debt	5.91%	4.29%	4.44%	3.35%	3.07%	1.62%	2.84%	4.19%	2.84%	1.35%

Deposits (5)	0.64%	0.70%	0.77%	0.90%	1.08%	(0.06)%	(0.44)%	0.75%	1.51%	(0.76)%

Other Borrowings(6)	2.59%	3.42%	2.81%	2.47%	2.18%	(0.83)%	0.41%	2.80%	2.29%	0.51%

Total Funding Sources (ex. Core OID & Core OID balance) (4)	1.03%	1.11%	1.23%	1.38%	1.55%	(0.08)%	(0.52)%	1.19%	1.97%	(0.78)%

NIM (as reported)	3.80%	3.66%	3.55%	3.16%	2.90%	0.14%	0.90%	3.54%	2.65%	0.89%

NIM (ex. Core OID & Core OID balance) (4)	3.82%	3.68%	3.57%	3.18%	2.92%	0.14%	0.90%	3.56%	2.67%	0.89%

(1)	‘Mortgage includes held-for-investment (HFI) loans from the Mortgage Finance segment and the HFI legacy mortgage portfolio in run-off at the Corporate and Other segment.
(2)	Unsecured consumer lending from point-of-sale financing.
(3)

Credit Card lending portfolio. Fair Square 4Q2021 end of period balance was $953 million. Average Balance reflects one month of active balances on balance sheet (12/1/2021 12/31/2021) and $0 for prior months within period

(4)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt.
(5)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(6)	Includes Demand Notes (terminated on 3/1/21), FHLB Borrowings, Repurchase Agreements and other.
(7)	Includes trust preferred securities.

4Q 2021 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)	QUARTERLY TRENDS
Mortgage Finance HFI Portfolio	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20
Loan Value

Gross carry value	$17.6	$16.1	$13.6	$12.4	$14.6

Net carry value	$17.6	$16.0	$13.6	$12.4	$14.6

Estimated Pool Characteristics

% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%

% Interest only	0.0%	0.0%	0.0%	0.0%	0.0%

% 30+ Day delinquent(1)(2)	0.8%	1.1%	0.8%	0.8%	0.8%

% Low/No documentation	0.1%	0.1%	0.1%	0.2%	0.2%

% Non-primary residence	3.9%	4.3%	4.9%	4.9%	4.8%

Refreshed FICO(3)	776	776	776	775	776

Wtd. Avg. LTV/CLTV (4)	56.9%	57.6%	58.8%	57.5%	60.1%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value

Gross carry value	$0.4	$0.4	$0.4	$0.5	$0.5

Net carry value	$0.4	$0.4	$0.4	$0.4	$0.5

Estimated Pool Characteristics

% Second lien	15.0%	15.6%	16.5%	18.0%	19.8%

% Interest only	0.1%	0.2%	0.1%	0.1%	0.1%

% 30+ Day delinquent(1)(2)	7.5%	8.1%	6.3%	7.0%	7.1%

% Low/No documentation	23.4%	23.3%	23.1%	22.5%	22.2%

% Non-primary residence	3.5%	3.6%	3.2%	3.7%	3.6%

Refreshed FICO(3)	735	735	734	731	733

Wtd. Avg. LTV/CLTV (4)	54.2%	56.0%	61.0%	62.2%	62.8%

1)	MBA Delinquency buckets were used for First Lien products and OTS Delinquency buckets were used for all others.

2)	%30+Day Delinquency bucket excludes loans which are current but are in bankruptcy.

3)	Refreshed FICO includes the entire Bank HFI portfolio, inclusive of SBO. Previously, SBO loans had been excluded from our reporting.

4)	1st lien only. Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices.

4Q 2021 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)		QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Earnings Per Share Data		4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

GAAP net income attributable to common shareholders		$624	$683	$900	$796	$687	$(59)	$(63)	$3,003	$1,085	$1,918

Weighted-average common shares outstanding - basic		345,870	359,179	370,412	375,229	376,081	(13,309)	(30,211)	362,583	375,629	(13,047)

Weighted-average common shares outstanding - diluted		348,666	361,855	373,029	377,529	378,424	(13,189)	(29,757)	365,180	377,101	(11,921)

Issued shares outstanding (period-end)		337,941	349,599	362,639	371,805	374,674	(11,658)	(36,734)	337,941	374,674	(36,734)

Net income per share - basic		$1.80	$1.90	$2.43	$2.12	$1.83	$(0.10)	$(0.02)	$8.28	$2.89	$5.39

Net income per share - diluted		$1.79	$1.89	$2.41	$2.11	$1.82	$(0.10)	$(0.03)	$8.22	$2.88	$5.35

Adjusted Earnings per Share (“Adjusted EPS”)

Numerator

GAAP net income attributable to common shareholders		$624	$683	$900	$796	$687	$(59)	$(63)	$3,003	$1,085	$1,918

Discontinued operations, net of tax		6	—	(1)	—	—	6	6	5	1	4

Core OID		9	9	9	10	9	—	—	38	36	2

Change in the fair value of equity securities		(21)	65	(19)	(17)	(111)	(86)	90	7	(29)	37

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)		(20)	(26)	(13)	1	21	6	(41)	(57)	(1)	(56)

Repositioning		107	52	70	—	—	55	107	228	50	178

Significant discrete tax items		—	—	(78)	—	—	—	—	(78)	—	(78)

Core net income attributable to common shareholders (1)		$705	$782	$868	$790	$606	$(77)	$99	$3,146	$1,141	$2,005

Denominator

Weighted-average common shares outstanding - diluted		348,666	361,855	373,029	377,529	378,424	(13,189)	(29,757)	365,180	377,101	(11,921)

Adjusted EPS (2)		$2.02	$2.16	$2.33	$2.09	$1.60	$(0.14)	$0.42	$8.61	$3.03	$5.59

Core original issue discount (Core OID) amortization expense (1)		$9	$9	$9	$10	$9	$—	$—	$38	$36	$2

Other OID		3	3	3	3	3	—	—	11	13	(2)

GAAP original issue discount amortization expense		$12	$12	$12	$12	$13	$1	$—	$49	$49	$—

Core outstanding original issue discount balance (Core OID balance) (1)		$(883)	$(900)	$(952)	$(1,018)	$(1,027)	$17	$144	$(883)	$(1,027)	$144

Other outstanding OID balance		(40)	(29)	(32)	(34)	(37)	(11)	(3)	(40)	(37)	(3)

GAAP outstanding original issue discount balance		$(923)	$(929)	$(983)	$(1,052)	$(1,064)	$6	$141	$(923)	$(1,064)	$141

GAAP net financing revenue	[A]	$1,654	$1,594	$1,547	$1,372	$1,303	$60	$351	$6,167	$4,703	$1,464

Core OID		9	9	9	10	9	—	—	38	36	2

Net Financing Revenue (ex. Core OID)	[B]	$1,663	$1,603	$1,556	$1,382	$1,312	$60	$351	$6,205	$4,739	$1,466

GAAP Other Revenue	[C]	$545	$391	$538	$565	$678	$154	$(133)	$2,039	$1,983	$56

Repositioning		9	52	70	—	—	(42)	9	$131	$—	$131

Change in the fair value of equity securities		(21)	65	(19)	(17)	(111)	(86)	90	7	(29)	37

Adjusted Other Revenue	[D]	$533	$507	$588	$548	$567	$26	$(33)	$2,177	$1,954	$223

GAAP Provision Expense		$210	$76	$(32)	$(13)	$102	$134	$108	$241	$1,439	$(1,198)

Repositioning		(97)	—	—	—	—	(97)	(97)	(97)	—	(97)

Adjusted Provision (ex. Repositioning)		$113	$76	$(32)	$(13)	$102	$37	$11	$144	$1,439	$(1,295)

GAAP Noninterest expense	[E]	$1,090	$1,002	$1,075	$943	$1,023	$88	$67	$4,110	$3,833	$277

Repositioning and other (3)		—	—	—	—	—	—	—	—	(50)	50

Adjusted Noninterest Expense	[F]	$1,090	$1,002	$1,075	$943	$1,023	$88	$67	$4,110	$3,783	$327

Pre-Provision Net Revenue (PPNR)	[A]+[C]+[E]	$1,109	$983	$1,010	$994	$958	$126	$151	$4,096	$2,853	$1,243

Core Pre-Provision Net Revenue (PPNR) (1)	[B]+[D]+[F]	$1,107	$1,108	$1,070	$987	$856	$(2)	$251	$4,271	$2,909	$1,362

(1) Represents a non-GAAP financial measure. See page 25 for definitions.

(2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable for respective periods.

(3) Repositioning and other includes a $50 million Goodwill impairment at Ally Invest in 2Q20.

4Q 2021 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20

Numerator

GAAP shareholder’s equity	$17,050	$17,289	$17,530	$14,625	$14,703	$(239)	$2,347

Preferred equity	(2,324)	(2,324)	(2,324)	—	—	—	(2,324)

GAAP common shareholder’s equity	$14,726	$14,965	$15,206	$14,625	$14,703	$(239)	$23

Goodwill and identifiable intangibles, net of DTLs	(941)	(369)	(374)	(378)	(383)	(572)	(559)

Tangible common equity (1)	13,785	14,596	14,832	14,247	14,320	(811)	(536)

Tax-effected Core OID balance (21% tax rate) (1)	(698)	(711)	(752)	(804)	(812)	14	114

Adjusted tangible book value (2)	$13,087	$13,885	$14,081	$13,443	$13,509	$(798)	$(422)

Denominator

Issued shares outstanding (period-end, thousands)	337,941	349,599	362,639	371,805	374,674	(11,658)	(36,734)

GAAP shareholder’s equity per share	$50.45	$49.45	$48.34	$39.34	$39.24	$1.00	$11.21

Preferred equity per share	(6.88)	(6.65)	(6.41)	—	—	(0.23)	(6.88)

GAAP common shareholder’s equity per share	$43.58	$42.81	$41.93	$39.34	$39.24	$0.77	$4.33

Goodwill and identifiable intangibles, net of DTLs per share	(2.79)	(1.06)	(1.03)	(1.02)	(1.02)	(1.73)	(1.76)

Tangible common equity per share (1)	40.79	41.75	40.90	38.32	38.22	(0.96)	2.57

Tax-effected Core OID balance (21% tax rate) per share (1)	(2.06)	(2.03)	(2.07)	(2.16)	(2.17)	(0.03)	0.10

Adjusted tangible book value per share (2)	$38.73	$39.72	$38.83	$36.16	$36.05	$(0.99)	$2.67

(1) Represents a non-GAAP financial measure. See page 25 for methodology and detail.

(2) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

4Q 2021 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR

Core Return on Tangible Common Equity (“Core ROTCE”)	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Numerator

GAAP net income attributable to common shareholders	$624	$683	$900	$796	$687	$(59)	$(63)	$3,003	$1,085	$1,918

Discontinued operations, net of tax	6	—	(1)	—	—	6	6	5	1	4

Core OID	9	9	9	10	9	—	—	38	36	2

Change in the fair value of equity securities	(21)	65	(19)	(17)	(111)	(86)	90	7	(29)	37

Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(20)	(26)	(13)	1	21	18	(19)	(57)	(1)	(56)

Repositioning	107	52	70	—	—	55	107	228	50	178

Significant discrete tax items	—	—	(78)	—	—	—	—	(78)	—	(78)

Core net income attributable to common shareholders (1)	$705	$782	$868	$790	$606	$(77)	$99	$3,146	$1,141	$2,005

Denominator (average, $ millions)

GAAP shareholder’s equity	$17,170	$17,410	$16,078	$14,664	$14,415	$(240)	$2,755	$16,239	$14,118	$2,121

Preferred equity	(2,324)	(2,324)	(1,162)	—	—	—	(2,324)	(1,394)	—	(1,394)

Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(655)	(371)	(376)	(380)	(385)	(284)	(271)	(489)	(411)	(78)

Tangible common equity (1)	$14,190	$14,714	$14,540	$14,284	$14,030	$(524)	$160	$14,356	$13,707	$649

Core OID balance	(892)	(926)	(985)	(1,023)	(1,032)	34	141	(956)	(1,046)	90

Net deferred tax asset (“DTA”)	(551)	(866)	(571)	(136)	(50)	314	(501)	(451)	(96)	(356)

Normalized common equity	$12,747	$12,923	$12,984	$13,125	$12,947	$(175)	$(200)	$12,949	$12,566	$383

Core Return on Tangible Common Equity (2)	22.1%	24.2%	26.7%	24.1%	18.7%			24.3%	9.1%

(1) Represents a non-GAAP measure. See page 25 for methodology and detail.

(2) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

      1. In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant onetime items, tax-effected Core OID, fair value adjustments (net of tax) related to ASU 2016-01, effective 1/1/2018, which requires change in the fair value of equity securities to be recognized in current period net income as compared to prior periods in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods..

      2. In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

4Q 2021 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.		FULL YEAR

	4Q 21	3Q 21	2Q 21	1Q 21	4Q 20	3Q 21	4Q 20	FY 2021	FY 2020	CHANGE

Numerator

GAAP Noninterest expense	$1,090	$1,002	$1,075	$943	$1,023	$88	$67	$4,110	$3,833	$277

Rep and warrant expense	—	—	—	—	—	—	—	—	—	—

Insurance expense	(263)	(273)	(272)	(253)	(246)	10	(17)	(1,061)	(1,092)	31

Repositioning	—	—	—	—	—	—	—	—	(50)	50

Adjusted noninterest expense for the efficiency ratio	$827	$729	$803	$690	$777	$98	$50	$3,049	$2,691	$358

Denominator

Total net revenue	$2,199	$1,985	$2,085	$1,937	$1,981	$214	$218	$8,206	$6,686	$1,520

Core OID	9	9	9	10	9	—	—	38	36	2

Insurance revenue	(354)	(297)	(359)	(394)	(429)	(57)	75	(1,404)	(1,376)	(28)

Repositioning	9	52	70	—	—	(42)	9	131	—	131

Adjusted net revenue for the efficiency ratio	$1,864	$1,749	$1,805	$1,553	$1,561	$115	$302	$6,970	$5,346	$1,625

Adjusted Efficiency Ratio (1)	44.4%	41.7%	44.5%	44.4%	49.8%			43.7%	50.3%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

4Q 2021 Preliminary Results	24

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to, and not a substitute for, GAAP measures: Adjusted Earnings per Share (Adjusted EPS), Core pre tax income, Core net income attributable to common shareholders, Core return on tangible common equity (Core ROTCE), Adjusted efficiency ratio, Adjusted total net revenue, Adjusted other revenue, Adjusted noninterest expense, Core original issue discount (Core OID) amortization expense and Core outstanding original issue discount balance (Core OID balance), Net financing revenue (excluding Core OID), and Adjusted tangible book value per share (Adjusted TBVPS). These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document.

1) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 5 for calculation methodology and details.

2) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See page 21 calculation methodology and details.

3) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 22 for more details.

4) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 21 calculation methodology and details.

5) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 21 for calculation methodology and details

6) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

7) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

8) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. Reflects equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity.

9) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities and other one-time items.

10) Core pre-provision net revenue (Core PPNR) is a non-GAAP financial measure calculated by adjusting Core pre-tax income to add back provision for credit losses. Management believes that Core PPNR is a helpful financial metric because it enables the reader to assess the core businesses ability to generate earnings to cover credit losses and is utilized by the Federal Reserve’s approach to modeling within the Supervisory Stress Test Framework that generally follows U.S. generally accepted accounting principles (GAAP) and includes a calculation of PPNR as a component of projected pre-tax net income. See page 21 for calculation detail.

4Q 2021 Preliminary Results	25